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                                    Exhibit B
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April 7, 2000


Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549


Dear Sir/Madam:

We have read the first two sentences of the first paragraph and the second, third, fourth and fifth paragraphs of Item 4 included in the Form 8-K dated March 31, 2000 of Moyco Technologies, Inc. filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.


very truly yours,


s/ Arthur Andersen LLP




Copy to:
Mr. Marvin E. Sternberg, President and Chief Executive Officer
Moyco Technologies, Inc.